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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2007

                         SunCom Wireless Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                    1-15325                   23-2974475
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  (State or other          (Commission File Number)     (I.R.S. Employer
     jurisdiction                                        Identification No.)
   of incorporation)


                               1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 Other Events.

        In connection with the submission by SunCom Wireless Holdings, Inc. (the "Company") of its Section 303A Annual Written Affirmation to the New York Stock Exchange (the "NYSE"), at the NYSE's request, the Company is filing this amended Current Report on Form 8-K/A to set forth the various corporate governance matters required to be disclosed by Section 303A of the NYSE Listed Company Manual (the "Manual"). The NYSE has advised the Company that the disclosures set forth in this amended Current Report on Form 8-K/A will satisfy the requirements of Section 303A of the Manual.

Director Independence

        As required by Section 303A.01 of the Manual, the Company's Board of Directors (the "Board") has a majority of independent directors. As required by
Section 303A.02 of the Manual, the Board has affirmatively determined that the following directors are independent under Section 303A.02 of the Manual: Scott
I. Anderson, Niles K. Chura, Patrick H. Daugherty, Jerry V. Elliott,
G. Edward Evans, Karim Samii, and Joseph Thornton. In addition, as further required by Section 303A.02 of the Manual, the Board examined relevant facts and circumstances of transactions and relationships between the Company or its management and directors or their affiliates and among directors and their affiliates. The Board also considered shares beneficially owned by each of the directors although the Board generally believes that stock ownership tends to further align a director's interest with those of the Company's other stockholders. The purpose of this review was to determine whether any such transactions or relationships were inconsistent with a determination that the director is independent. Based on this review, the Board has affirmatively determined that, other than in respect of their positions as directors, no material relationship exists between the Company and any independent director.

Executive Sessions of Non-Management Directors

        As required by Section 303A.03 of the Manual, the Company's non-management directors hold regularly scheduled executive sessions without management present. The Company's independent directors also meet at regularly scheduled sessions, without the participation of directors who do not qualify as independent directors. The presiding director at these executive sessions rotates among the independent directors in alphabetical order.

Communication by Interested Parties

        Any interested party may communicate with the Board and its committees. The Board has established the following system to receive, track and respond to communications from interested parties addressed to the Board, its committees and its members. Any interested party may address his or her communication to the Board, the independent directors, a committee of the Board or an individual Board member by sending a communication addressed to the recipient group or individual, care of SunCom Wireless Holdings, Inc. Corporate Secretary, 1100 Cassatt Road, Berwyn, Pennsylvania 19312. Depending on the subject matter of the communication, it may be forwarded to the director(s) to whom it is addressed, handled directly by management, or not forwarded if it is primarily commercial in nature, if it relates to an improper or irrelevant topics or if it requires investigation to verify its content. Communications regarding accounting, internal controls over financial reporting or auditing matters will be delivered to and reviewed by the Audit Committee.

        In addition, interested parties who prefer to send communications to the Board and its committees via e-mail can send the communication to bod@suncom.com. In addition to the Corporate Secretary, each board member has access to this e-mail address to review communications sent by interested parties.

Committees of the Board of Directors

        The Board has a standing Audit Committee, Nominating/Corporate Governance Committee, and Compensation Committee. The Board has adopted a written charter for each of these committees. The written charter for each committee is available on the Company's website, at www.suncomwireless.net, or a printed copy can be obtained by writing to SunCom Wireless Holdings, Inc., Corporate Secretary, 1100 Cassatt Road, Berwyn, Pennsylvania 19312.
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        Each member of the Audit Committee meets the independence requirements of Section 303A.02 of the Manual and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In addition, the Board has determined that each member of the Audit Committee is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. Each member of the Nominating/Corporate Governance Committee and the Compensation Committee meets the independence requirements of Section 303A.02 of the Manual.

Certification Requirements

        On each of June 2, 2006 and December 28, 2007, the Company submitted its annual Chief Executive Officer certification to the NYSE regarding the Company's compliance as of such date with the NYSE corporate governance listing standards without qualification. In addition, as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2006, the Company filed the certifications of its Chief Executive Officer and Chief Financial Officer required under Section 302 of the Sarbanes-Oxley Act of 2002 with respect to the quality of the Company's public disclosure.

Availability of Corporate Governance Documents

        The Company has a Professional and Business Code of Conduct, which covers all directors, officers and employees. A copy of this code of conduct is available on the Company's website, at www.suncomwireless.net, or a printed copy can be obtained by writing to SunCom Wireless Holdings, Inc., Corporate Secretary, 1100 Cassatt Road, Berwyn, Pennsylvania 19312.

        The Company has also adopted a Code of Ethics for Senior Financial Officers, which applies to our Chief Executive Officer, our Chief Financial Officer and our Principal Accounting Officer and Controller. A copy of this code of ethics is available on the Company's website, at www.suncomwireless.net, or a printed copy can be obtained by writing to SunCom Wireless Holdings, Inc., Corporate Secretary, 1100 Cassatt Road, Berwyn, Pennsylvania 19312. Any amendments to this code of ethics, as well as any waivers that are required to be disclosed under the rules of the Securities and Exchange Commission will be posted on the Company's website.

        The Board has adopted Corporate Governance Guidelines that cover areas such as director responsibilities and qualifications, management succession and Board committees. A copy of our Corporate Governance Guidelines is available on the Company's website, at www.suncomwireless.net, or a printed copy can be obtained by writing to SunCom Wireless Holdings, Inc., Corporate Secretary, 1100 Cassatt Road, Berwyn, Pennsylvania 19312. Any amendments to the corporate governance guidelines, as well as any waivers that are required to be disclosed under the rules of the Securities and Exchange Commission, will be posted on the Company's website.


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                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SUNCOM WIRELESS HOLDINGS, INC.

Dated: January 9, 2008                   By: /s/ Eric Haskell
                                            --------------------------------
                                            Eric Haskell
                                            Executive Vice President and
                                            Chief Financial Officer